Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to a confidentiality request. Omissions are designated ******. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                Statement of Work
                                  6 August 2004

1.1. Define spacecraft bus subsystems for a three axis stabilized small satellite.
[******] The fundamental spacecraft bus elements and the work required to establish them are as follows:

1.1.1.     [******].

1.1.2.     [******].

1.1.3.     [******].

1.1.4.     [******].

1.1.5.     [******].

1.2.     [******].

1.3.     [******].

                                      PAGE

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to a confidentiality request. Omissions are designated ******. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

1.4.     [******].

1.5.     [******].

1.6.     [******].

2.     Payload  Interface The objective is to establish a payload ICD (Interface
       ------------------
Control  Document)  which  will  be  provided  to  potential  payload customers.
[******].

2.1.     [******].

                                      PAGE

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to a confidentiality request. Omissions are designated ******. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

2.2.     [******].

2.3.     [******].

2.4.     [******].

2.5.     [******].

3.     TCP/IP  Distributed  Operations.  [******]:
       -------------------------------

3.1.     [******].

3.2.     [******].

3.3.     [******].

                                      PAGE

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to a confidentiality request. Omissions are designated ******. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

3.4.     [******].

4.     Rapid  Action  Plan  for  Integration  &  Test.  [******]:
       ----------------------------------------------

4.1.     [******]

4.2.     [******]ation

4.3.     [******]

4.4.     [******]

4.5.     [******]

5.     Autonomous  On-orbit  Commissioning
       -----------------------------------

5.1.     [******].

5.2.     [******].

5.3.     [******].

                                      PAGE

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to a confidentiality request. Omissions are designated ******. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

6.     Support  the  Small  Satellite  Development  Group.  [******].
       --------------------------------------------------




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